UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

AGILENT TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15405	77-0518772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 Stevens Creek Boulevard
Santa Clara, California		95051
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 227-9770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 20, 2025, the Board of Directors (the “Board”) of Agilent Technologies, Inc. (the “Company”), upon the recommendation of its Nominating/Corporate Governance Committee, increased the size of the Board from 10 to 12 members and appointed Pascal Soriot and Judy Gawlik Brown, to fill the vacancies so created, both effective May 20, 2025. Mr. Soriot was appointed to serve in the class of directors that will stand for re-election at the 2028 Annual Meeting of Stockholders. Ms. Brown was appointed to serve in the class of directors that will stand for re-election at the 2026 Annual Meeting of Stockholders.

Mr. Soriot, age 65, has served as an Executive Director on the Board of Directors and Chief Executive Officer of AstraZeneca Plc since October 2012. Prior to joining AstraZeneca, Mr. Soriot served as the Chief Operating Officer of Roche Pharma AG (“Roche”) from January 2010 until August 2012. Prior to that, he served as the Chief Executive Officer of Genentech, Inc. from April 2009 to 2010, until its merger with Roche. In 2022, Mr. Soriot received a knighthood for services to life sciences and leadership in the global response to the COVID-19 pandemic. Mr. Soriot has also served as a director of Sustainable Markets Initiative Limited since April 2023.

Ms. Brown, age 56, has served as the Founder of Downtown Advisory, a Los Angeles based consultancy specializing in consumer healthcare, wellness, biotechnology and pharmaceutical clients, since November 2023. Prior to founding Downtown Advisory, Ms. Brown served as Senior Vice President, Corporate Affairs of Amgen Corporation, a global leader in biotechnology, from October 2018 through December 2022, and as Senior Vice President Global Business Solutions & Finance from April 2017 to October 2018. Prior to that, Ms. Brown served as Executive Vice President and Chief Financial Officer of Perrigo Company, global healthcare supplier of over-the-counter pharmaceutical products from 2006 until her departure in February 2017, and as Vice President and Controller from 2004 to 2006. Since 2008, Ms. Brown has served as an independent director for Belden Inc., where she serves as the chair of their Finance Committee and a member of the Audit Committee and has overseen multiple CEO transitions, portfolio transformations and leadership team evolution.

The Board has determined that both Mr. Soriot and Ms. Brown meet the independence standards adopted by the Board in compliance with the New York Stock Exchange corporate governance listing standards and Item 407(a) of Regulation S-K.

Mr. Soriot and Ms. Brown have (i) no arrangements or understandings with any other person pursuant to which they were appointed as directors, and (ii) no family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

Mr. Soriot and Ms. Brown have had (i) no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K and, (ii) as of the date of this Current Report on Form 8-K. Neither Mr. Soriot nor Ms. Brown hold direct or indirect beneficial ownership in the Company’s stock or rights to acquire the Company’s stock.

Mr. Soriot and Ms. Brown will each receive the standard compensation, a portion of which will be pro-rated to reflect the actual time Mr. Soriot and Ms. Brown will serve on the Company’s Board this year, paid by the

Company to all of its non-employee directors and as described under “Compensation of Non-Employee Directors” in the Company’s Proxy Statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission (“SEC”) on January 31, 2025. In connection with their appointments, Mr. Soriot and Ms. Brown will each enter into a standard indemnification agreement with the Company in the form previously approved by the Board, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 10, 2008 and is incorporated by reference herein.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws.

On May 20, 2025, the Board the Company approved an amendment and restatement of the Company’s amended and restated bylaws (the “Bylaws” and as further amended and restated, the “Amended Bylaws”). The Amended Bylaws implement the following:

Article IX was amended to, among other things, eliminate the requirement for an affirmative vote of the combined voting power of at least eighty percent (80%) of the voting power of all shares of the Company entitled to vote generally in the election of directors then outstanding to approve certain actions.

The descriptions of the changes of the Amended Bylaws contained in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 (which are marked to show the changes from the prior bylaws) and incorporated herein by reference.

Item 7.01 - Regulation FD Disclosure.

The Company issued a press release on May 21, 2025 announcing the appointments of Mr. Soriot and Ms. Brown to the Company’s Board. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01 and Exhibit 99.1, attached hereto, are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws
99.1	Press release, dated May 21, 2025, announcing new board member appointments.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

Date:	May 21, 2025	By:	/s/ P. Diana Chiu
		Name:	P. Diana Chiu
		Title:	Vice President, Assistant General Counsel & Assistant Secretary